UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 28, 2023 (June 27, 2023)

Atossa Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35610	26-4753208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

107 Spring Street Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 588-0256

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuance to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.18 par value	ATOS	The Nasdaq Capital Market

Item 7.01.           Regulation FD Disclosure.

On June 27, 2023, Atossa Therapeutics, Inc. (the “Company”) issued a press release announcing that the Board of Directors of the Company has authorized a program to repurchase common stock, par value $0.18 per share, of the Company with an aggregate market value of up to $10 million from time to time through December 31, 2023. The number of shares to be repurchased and the timing of the repurchases, if any, will depend on several factors, including, but not limited to, stock price, trading volume and general market conditions, along with the Company’s working capital requirements and general business conditions. The repurchase authorization does not oblige the Company to acquire any particular amount of its common stock.  The Board of Directors may suspend, modify, or terminate the stock repurchase program at any time without prior notice.

A copy of the press release is attached as Exhibit 99.1 to this current report and incorporated herein by reference.

The information in Items 7.01 and 9.01 of this report, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 27, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Forward-looking statements in this Current Report on Form 8-K and in the accompanying exhibit, which the Company undertakes no obligation to update, are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with our ability to execute on our stock repurchase program, including due to changes in stock price or market or business conditions, any variation between interim and final clinical results, actions and inactions by the FDA, the outcome or timing of regulatory approvals needed by the Company including those needed to commence studies of (Z)-endoxifen, lower than anticipated rate of patient enrollment, estimated market size of drugs under development, the safety and efficacy of the Company’s products, performance of clinical research organizations and investigators, obstacles resulting from proprietary rights held by others such as patent rights, whether reduction in breast density or in Ki-67 or any other result from a neoadjuvant study is an approvable endpoint for (Z)-endoxifen, whether the Company can complete acquisitions, and other risks detailed from time to time in the Company’s filings with the SEC, including without limitation its periodic reports on Form 10-K and 10-Q, each as amended and supplemented from time to time.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 28, 2023

/s/ Greg Weaver
Greg Weaver Executive Vice President and Chief Financial Officer